Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

Q4 FY16 SAAS AND PAAS REVENUES WERE UP 66%, AND UP 68% IN CONSTANT CURRENCY

Q1 FY17 SaaS and PaaS Revenues Expected to be Up 75% to 80%

REDWOOD SHORES, Calif., June 16, 2016 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2016 Q4 results. Total Q4 Revenues were $10.6 billion, down 1% in U.S. dollars and flat in constant currency. Cloud plus On-Premise Software Revenues were $8.4 billion, flat in U.S. dollars and up 2% in constant currency. Cloud software as a service (SaaS) and platform as a service (PaaS) revenues were $690 million, up 66% in U.S. dollars and up 68% in constant currency. Total Cloud revenues, including infrastructure as a service (IaaS), were $859 million, up 49% in U.S dollars and up 51% in constant currency. Operating Income was $4.0 billion, and Operating Margin was 37%. Non-GAAP Operating Income was $4.8 billion, and the non-GAAP Operating Margin was 45%. Net Income was $2.8 billion while non-GAAP Net Income was $3.4 billion. Earnings Per Share was $0.66, while non-GAAP Earnings Per Share was $0.81. Without the impact of the U.S. dollar strengthening compared to foreign currencies, Oracle’s reported GAAP Earnings Per Share would have been 2 cents higher and non-GAAP Earnings Per Share would have been 1 cent higher.

Short-term deferred revenues were $7.7 billion, up 6% in U.S. dollars and up 7% in constant currency compared with a year ago. Operating cash flow on a trailing twelve-month basis was $13.6 billion.

For fiscal 2016, Total Revenues were $37.0 billion, down 3% in U.S. dollars and up 2% in constant currency. Cloud plus On-Premise Software Revenues were $29.0 billion, down 2% in U.S. dollars and up 3% in constant currency. Cloud SaaS and PaaS revenues were $2.2 billion, up 49% in U.S. dollars and up 52% in constant currency. Total Cloud revenues, including IaaS, were $2.9 billion, up 36% in U.S dollars and up 40% in constant currency. Operating Income was $12.6 billion, and Operating Margin was 34%. Non-GAAP Operating Income was $15.8 billion and non-GAAP Operating Margin was 43%. Net Income was $8.9 billion while non-GAAP Net Income was $11.2 billion. Earnings Per Share was $2.07, while Non-GAAP Earnings Per Share was $2.61. Without the impact of the U.S. dollar strengthening compared to foreign currencies, Oracle’s reported GAAP and non-GAAP Earnings Per Share would have been 17 cents higher.

“Fourth quarter SaaS and PaaS revenue growth accelerated to 68% in constant currency, significantly higher than my guidance,” said Oracle CEO, Safra Catz. “SaaS and PaaS gross margins continued to improve throughout the year, exiting FY16 at 56%. Bookings in Q4 were also very strong enabling us to raise our guidance for Q1 SaaS and PaaS revenue growth, which we now expect to be between 75% and 80%.”

“We added more than 1,600 new SaaS customers and more than 2,000 new PaaS customers in Q4,” said Oracle CEO, Mark Hurd. “In Fusion ERP alone, we added more than 800 new cloud customers. Today, Oracle has nearly 2,600 Fusion ERP customers in the Oracle Public Cloud – that’s ten-times more cloud ERP customers than Workday.”

“We expect that the SaaS and PaaS hyper-growth we experienced in FY16 will continue on for the next few years,” said Oracle Executive Chairman and CTO, Larry Ellison. “That gives us a fighting chance to be the first cloud company to reach $10 billion in SaaS and PaaS revenue. We’re also very excited about the availability of version 2 of Oracle’s Infrastructure as a Service (IaaS) – which will enable us to speed up the growth of our IaaS business, which customers want to buy in conjunction with our SaaS and PaaS.”

The Board of Directors also declared a quarterly cash dividend of $0.15 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on July 6, 2016, with a payment date of July 27, 2016.

Q4 Fiscal 2016 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q4 results and fiscal 2016 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Pass Code: 28515799.

About Oracle

Oracle offers a comprehensive and fully integrated stack of cloud applications and platform services. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our future guidance, and expectations of future SaaS, PaaS and IaaS growth, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Our cloud computing strategy, including our Oracle Cloud SaaS, PaaS, IaaS and data as a service offerings, may not be successful. (2) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (3) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (4) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) Economic, geopolitical and market conditions, including the continued slow economic recovery in the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of June 16, 2016. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase		% Increase (Decrease)
	2016	% of Revenues		2015	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$690	6%		$416	4%		66%		68%
Cloud infrastructure as a service	169	2%		160	1%		5%		8%

Total cloud revenues	859	8%		576	5%		49%		51%

New software licenses	2,766	26%		3,138	29%		(12%	)	(10%	)
Software license updates and product support	4,814	46%		4,686	44%		3%		4%

Total on-premise software revenues	7,580	72%		7,824	73%		(3%	)	(2%	)

Total cloud and on-premise software revenues	8,439	80%		8,400	78%		0%		2%

Hardware products	725	7%		818	8%		(11%	)	(10%	)
Hardware support	558	5%		589	6%		(5%	)	(4%	)

Total hardware revenues	1,283	12%		1,407	14%		(9%	)	(7%	)

Total services revenues	872	8%		899	8%		(3%	)	(1%	)

Total revenues	10,594	100%		10,706	100%		(1%	)	0%

OPERATING EXPENSES
Sales and marketing	2,306	22%		2,212	21%		4%		6%
Cloud software as a service and platform as a service	304	3%		256	2%		19%		20%
Cloud infrastructure as a service	99	1%		90	1%		9%		11%
Software license updates and product support	268	2%		331	3%		(19%	)	(18%	)
Hardware products	405	4%		438	4%		(8%	)	(6%	)
Hardware support	168	2%		188	2%		(11%	)	(10%	)
Services	692	7%		750	7%		(8%	)	(6%	)
Research and development	1,534	14%		1,435	13%		7%		8%
General and administrative	323	3%		278	3%		16%		18%
Amortization of intangible assets	355	3%		507	5%		(30%	)	(30%	)
Acquisition related and other	7	0%		200	2%		(97%	)	(96%	)
Restructuring	165	2%		39	0%		320%		314%

Total operating expenses	6,626	63%		6,724	63%		(1%	)	0%

OPERATING INCOME	3,968	37%		3,982	37%		0%		1%
Interest expense	(362)	(3%	)	(325)	(3%	)	11%		11%
Non-operating income, net	126	1%		40	1%		211%		211%

INCOME BEFORE PROVISION FOR INCOME TAXES	3,732	35%		3,697	35%		1%		3%

Provision for income taxes	918	8%		939	9%		(2%	)	0%

NET INCOME	$2,814	27%		$2,758	26%		2%		4%

EARNINGS PER SHARE:
Basic	$0.68			$0.63
Diluted	$0.66			$0.62
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,147			4,359
Diluted	4,238			4,463

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended May 31, 2016 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

ORACLE CORPORATION

Q4 FISCAL 2016 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2016 GAAP	Adj.	2016 Non-GAAP	2015 GAAP	Adj.	2015 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES	$10,594	$2	$10,596	$10,706	$6	$10,712	(1%)	(1%)	0%	0%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$8,439	$2	$8,441	$8,400	$5	$8,405	0%	0%	2%	2%
Cloud software as a service and platform as a service	690	1	691	416	3	419	66%	65%	68%	67%
Cloud infrastructure as a service	169	—	169	160	—	160	5%	5%	8%	8%
New software licenses	2,766	—	2,766	3,138	—	3,138	(12%)	(12%)	(10%)	(10%)
Software license updates and product support	4,814	1	4,815	4,686	2	4,688	3%	3%	4%	4%
TOTAL HARDWARE REVENUES	$1,283	$—	$1,283	$1,407	$1	$1,408	(9%)	(9%)	(7%)	(7%)
Hardware products	725	—	725	818	—	818	(11%)	(11%)	(10%)	(10%)
Hardware support	558	—	558	589	1	590	(5%)	(5%)	(4%)	(4%)

TOTAL OPERATING EXPENSES	$6,626	$(796)	$5,830	$6,724	$(990)	$5,734	(1%)	2%	0%	3%
Cloud software as a service and platform as a service (3)	304	(4)	300	256	(3)	253	19%	18%	20%	20%
Stock-based compensation (3)	265	(265)	—	241	(241)	—	10%	*	10%	*
Amortization of intangible assets (4)	355	(355)	—	507	(507)	—	(30%)	*	(30%)	*
Acquisition related and other	7	(7)	—	200	(200)	—	(97%)	*	(96%)	*
Restructuring	165	(165)	—	39	(39)	—	320%	*	314%	*
CLOUD SOFTWARE AS A SERVICE AND PLATFORM AS A SERVICE MARGIN %	56%		57%	38%		40%	1,748 bp.	1,707 bp.	1,749 bp.	1,707 bp.
OPERATING INCOME	$3,968	$798	$4,766	$3,982	$996	$4,978	0%	(4%)	1%	(3%)
OPERATING MARGIN %	37%		45%	37%		46%	26 bp.	(149) bp.	36 bp.	(153) bp.
INCOME TAX EFFECTS (5)	$918	$188	$1,106	$939	$258	$1,197	(2%)	(8%)	0%	(6%)
NET INCOME	$2,814	$610	$3,424	$2,758	$738	$3,496	2%	(2%)	4%	(1%)
DILUTED EARNINGS PER SHARE	$0.66		$0.81	$0.62		$0.78	7%	3%	9%	5%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,238	—	4,238	4,463	—	4,463	(5%)	(5%)	(5%)	(5%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended May 31, 2016			Three Months Ended May 31, 2015
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$57	$(57)	$—	$49	$(49)	$—
Cloud infrastructure as a service	1	(1)	—	1	(1)	—
Software license updates and product support	6	(6)	—	6	(6)	—
Hardware products	2	(2)	—	2	(2)	—
Hardware support	1	(1)	—	2	(2)	—
Services	7	(7)	—	8	(8)	—
Research and development	157	(157)	—	142	(142)	—
General and administrative	34	(34)	—	31	(31)	—

Subtotal	265	(265)	—	241	(241)	—

Cloud software as a service and platform as a service	4	(4)	—	3	(3)	—
Acquisition related and other	—	—	—	—	—	—

Total stock-based compensation	$269	$(269)	$—	$244	$(244)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of May 31, 2016 was as follows:

Fiscal 2017	$1,026
Fiscal 2018	878
Fiscal 2019	770
Fiscal 2020	621
Fiscal 2021	476
Thereafter	1,172

Total intangible assets, net	$4,943

(5)	Income tax effects were calculated reflecting an effective GAAP tax rate of 24.6% and 25.4% in the fourth quarter of fiscal 2016 and 2015, respectively, and an effective non-GAAP tax rate of 24.4% and 25.5% in the fourth quarter of fiscal 2016 and 2015, respectively. The differences between our GAAP and non-GAAP tax rates in the fourth quarter of fiscal 2016 and 2015 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2016 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Year Ended May 31,						% Increase		% Increase (Decrease)
	2016	% of Revenues		2015	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$2,207	6%		$1,485	4%		49%		52%
Cloud infrastructure as a service	646	2%		608	2%		6%		11%

Total cloud revenues	2,853	8%		2,093	6%		36%		40%

New software licenses	7,276	19%		8,535	22%		(15%	)	(11%	)
Software license updates and product support	18,861	51%		18,847	49%		0%		5%

Total on-premise software revenues	26,137	70%		27,382	71%		(5%	)	0%

Total cloud and on-premise software revenues	28,990	78%		29,475	77%		(2%	)	3%

Hardware products	2,471	7%		2,825	8%		(13%	)	(7%	)
Hardware support	2,197	6%		2,380	6%		(8%	)	(3%	)

Total hardware revenues	4,668	13%		5,205	14%		(10%	)	(5%	)

Total services revenues	3,389	9%		3,546	9%		(4%	)	2%

Total revenues	37,047	100%		38,226	100%		(3%	)	2%

OPERATING EXPENSES
Sales and marketing	7,884	21%		7,655	20%		3%		8%
Cloud software as a service and platform as a service	1,152	3%		773	2%		49%		53%
Cloud infrastructure as a service	366	1%		344	1%		6%		10%
Software license updates and product support	1,146	3%		1,199	3%		(4%	)	1%
Hardware products	1,371	4%		1,471	4%		(7%	)	(1%	)
Hardware support	693	2%		816	2%		(15%	)	(10%	)
Services	2,751	8%		2,929	8%		(6%	)	0%
Research and development	5,787	16%		5,524	14%		5%		7%
General and administrative	1,155	3%		1,077	3%		7%		11%
Amortization of intangible assets	1,638	4%		2,149	5%		(24%	)	(24%	)
Acquisition related and other	42	0%		211	1%		(80%	)	(80%	)
Restructuring	458	1%		207	1%		121%		145%

Total operating expenses	24,443	66%		24,355	64%		0%		4%

OPERATING INCOME	12,604	34%		13,871	36%		(9%	)	(2%	)
Interest expense	(1,467)	(4%	)	(1,143)	(3%	)	28%		28%
Non-operating income, net	305	1%		106	0%		188%		221%

INCOME BEFORE PROVISION FOR INCOME TAXES	11,442	31%		12,834	33%		(11%	)	(4%	)

Provision for income taxes	2,541	7%		2,896	7%		(12%	)	(5%	)

NET INCOME	$8,901	24%		$9,938	26%		(10%	)	(3%	)

EARNINGS PER SHARE:
Basic	$2.11			$2.26
Diluted	$2.07			$2.21
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,221			4,404
Diluted	4,305			4,503

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the year ended May 31, 2016 compared with the corresponding prior year period decreased our revenues by 5 percentage points, operating expenses by 4 percentage points and operating income by 7 percentage points.

ORACLE CORPORATION

FISCAL 2016 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2016 GAAP	Adj.	2016 Non-GAAP	2015 GAAP	Adj.	2015 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES	$37,047	$10	$37,057	$38,226	$27	$38,253	(3%	)	(3%	)	2%		2%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$28,990	$9	$28,999	$29,475	$23	$29,498	(2%	)	(2%	)	3%		3%
Cloud software as a service and platform as a service	2,207	7	2,214	1,485	12	1,497	49%		48%		52%		52%
Cloud infrastructure as a service	646	—	646	608	—	608	6%		6%		11%		11%
New software licenses	7,276	—	7,276	8,535	—	8,535	(15%	)	(15%	)	(11%	)	(11%	)
Software license updates and product support	18,861	2	18,863	18,847	11	18,858	0%		0%		5%		5%
TOTAL HARDWARE REVENUES	$4,668	$1	$4,669	$5,205	$4	$5,209	(10%	)	(10%	)	(5%	)	(5%	)
Hardware products	2,471	—	2,471	2,825	—	2,825	(13%	)	(13%	)	(7%	)	(7%	)
Hardware support	2,197	1	2,198	2,380	4	2,384	(8%	)	(8%	)	(3%	)	(3%	)

TOTAL OPERATING EXPENSES	$24,443	$(3,172)	$21,271	$24,355	$(3,495)	$20,860	0%		2%		4%		7%
Stock-based compensation (3)	1,034	(1,034)	—	928	(928)	—	11%		*		11%		*
Amortization of intangible assets (4)	1,638	(1,638)	—	2,149	(2,149)	—	(24%	)	*		(24%	)	*
Acquisition related and other	42	(42)	—	211	(211)	—	(80%	)	*		(80%	)	*
Restructuring	458	(458)	—	207	(207)	—	121%		*		145%		*
OPERATING INCOME	$12,604	$3,182	$15,786	$13,871	$3,522	$17,393	(9%	)	(9%	)	(2%	)	(4%	)
OPERATING MARGIN %	34%		43%	36%		45%	(226) bp.		(287) bp.		(153) bp.		(254) bp.
INCOME TAX EFFECTS (5)	$2,541	$846	$3,387	$2,896	$971	$3,867	(12%	)	(12%	)	(5%	)	(7%	)
NET INCOME	$8,901	$2,336	$11,237	$9,938	$2,551	$12,489	(10%	)	(10%	)	(3%	)	(4%	)
DILUTED EARNINGS PER SHARE	$2.07		$2.61	$2.21		$2.77	(6%	)	(6%	)	1%		0%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,305	—	4,305	4,503	—	4,503	(4%	)	(4%	)	(4%	)	(4%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Stock-based compensation was included in the following GAAP operating expense categories:

	Year Ended May 31, 2016			Year Ended May 31, 2015
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$220	$(220)	$—	$180	$(180)	$—
Cloud software as a service and platform as a service	17	(17)	—	10	(10)	—
Cloud infrastructure as a service	4	(4)	—	5	(5)	—
Software license updates and product support	23	(23)	—	21	(21)	—
Hardware products	7	(7)	—	6	(6)	—
Hardware support	5	(5)	—	6	(6)	—
Services	29	(29)	—	30	(30)	—
Research and development	609	(609)	—	522	(522)	—
General and administrative	120	(120)	—	148	(148)	—

Subtotal	1,034	(1,034)	—	928	(928)	—

Acquisition related and other	3	(3)	—	5	(5)	—

Total stock-based compensation	$1,037	$(1,037)	$—	$933	$(933)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of May 31, 2016 was as follows:

Fiscal 2017	$1,026
Fiscal 2018	878
Fiscal 2019	770
Fiscal 2020	621
Fiscal 2021	476
Thereafter	1,172

Total intangible assets, net	$4,943

(5)	Income tax effects were calculated reflecting an effective GAAP tax rate of 22.2% and 22.6% in fiscal 2016 and 2015, respectively, and an effective non-GAAP tax rate of 23.2% and 23.6% in fiscal 2016 and 2015, respectively. The differences between our GAAP and non-GAAP tax rates in fiscal 2016 and 2015 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	May 31, 2016	May 31, 2015
ASSETS

Current Assets:
Cash and cash equivalents	$20,152	$21,716
Marketable securities	35,973	32,652
Trade receivables, net	5,385	5,618
Inventories	212	314
Prepaid expenses and other current assets	2,591	2,220

Total Current Assets	64,313	62,520
Non-Current Assets:
Property, plant and equipment, net	4,000	3,686
Intangible assets, net	4,943	6,406
Goodwill, net	34,590	34,087
Deferred tax assets	1,291	1,458
Other assets	3,043	2,746

Total Non-Current Assets	47,867	48,383

TOTAL ASSETS	$112,180	$110,903

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current	$3,750	$1,999
Accounts payable	504	806
Accrued compensation and related benefits	1,966	1,839
Deferred revenues	7,655	7,245
Other current liabilities	3,333	3,317

Total Current Liabilities	17,208	15,206
Non-Current Liabilities:
Notes payable, non-current	40,105	39,959
Income taxes payable	4,908	4,386
Other non-current liabilities	2,169	2,254

Total Non-Current Liabilities	47,182	46,599
Equity	47,790	49,098

TOTAL LIABILITIES AND EQUITY	$112,180	$110,903

ORACLE CORPORATION

FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Year Ended May 31,
	2016	2015
Cash Flows From Operating Activities:
Net income	$8,901	$9,938
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	871	712
Amortization of intangible assets	1,638	2,149
Deferred income taxes	(105)	(548)
Stock-based compensation	1,037	933
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	311	396
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(124)	(244)
Other, net	143	327
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	226	264
Decrease (increase) in inventories	88	(96)
Increase in prepaid expenses and other assets	(90)	(387)
(Decrease) increase in accounts payable and other liabilities	(13)	247
Increase (decrease) in income taxes payable	2	(10)
Increase in deferred revenues	676	655

Net cash provided by operating activities	13,561	14,336

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(24,562)	(31,421)
Proceeds from maturities and sales of marketable securities and other investments	21,247	20,004
Acquisitions, net of cash acquired	(650)	(6,239)
Capital expenditures	(1,189)	(1,391)

Net cash used for investing activities	(5,154)	(19,047)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(10,440)	(8,087)
Proceeds from issuances of common stock	1,425	1,816
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(89)	(14)
Payments of dividends to stockholders	(2,541)	(2,255)
Proceeds from borrowings, net of issuance costs	3,750	19,842
Repayments of borrowings	(2,000)	(1,500)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	124	244
Distributions to noncontrolling interests	(85)	(196)

Net cash (used for) provided by financing activities	(9,856)	9,850

Effect of exchange rate changes on cash and cash equivalents	(115)	(1,192)

Net (decrease) increase in cash and cash equivalents	(1,564)	3,947

Cash and cash equivalents at beginning of period	21,716	17,769

Cash and cash equivalents at end of period	$20,152	$21,716

ORACLE CORPORATION

FISCAL 2016 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2015				Fiscal 2016
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$15,357	$15,273	$14,509	$14,336	$13,464	$12,903	$14,114	$13,561

Capital Expenditures	(628)	(727)	(948)	(1,391)	(1,636)	(1,606)	(1,606)	(1,189)

Free Cash Flow	$14,729	$14,546	$13,561	$12,945	$11,828	$11,297	$12,508	$12,372

% Growth over prior year	4%	0%	(6)%	(10)%	(20)%	(22)%	(8)%	(4)%
GAAP Net Income	$10,948	$10,896	$10,827	$9,938	$9,501	$9,198	$8,844	$8,901

Free Cash Flow as a % of Net Income	135%	133%	125%	130%	124%	123%	141%	139%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

FISCAL 2016 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2015										Fiscal 2016
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL
REVENUES
Cloud software as a service and platform as a service	$337		$361		$372		$416		$1,485		$451		$484		$583		$690		$2,207
Cloud infrastructure as a service	138		155		155		160		608		160		165		152		169		646

Total cloud revenues	475		516		527		576		2,093		611		649		735		859		2,853
New software licenses	1,370		2,045		1,982		3,138		8,535		1,151		1,677		1,680		2,766		7,276
Software license updates and product support	4,731		4,768		4,661		4,686		18,847		4,696		4,683		4,669		4,814		18,861

Total on-premise software revenues	6,101		6,813		6,643		7,824		27,382		5,847		6,360		6,349		7,580		26,137

Total cloud and on-premise software revenues	6,576		7,329		7,170		8,400		29,475		6,458		7,009		7,084		8,439		28,990
Hardware products	578		717		712		818		2,825		570		573		604		725		2,471
Hardware support	587		617		587		589		2,380		558		550		531		558		2,197

Total hardware revenues	1,165		1,334		1,299		1,407		5,205		1,128		1,123		1,135		1,283		4,668
Total services revenues	855		935		858		899		3,546		862		861		793		872		3,389

Total revenues	$8,596		$9,598		$9,327		$10,706		$38,226		$8,448		$8,993		$9,012		$10,594		$37,047

AS REPORTED REVENUE GROWTH RATES
Cloud software as a service and platform as a service	32%		39%		30%		29%		32%		34%		34%		57%		66%		49%
Cloud infrastructure as a service	26%		60%		28%		25%		33%		16%		7%		(2%	)	5%		6%
Total cloud revenues	31%		45%		29%		28%		33%		29%		26%		40%		49%		36%
New software licenses	(2%	)	(4%	)	(7%	)	(17%	)	(9%	)	(16%	)	(18%	)	(15%	)	(12%	)	(15%	)
Software license updates and product support	7%		6%		2%		0%		4%		(1%	)	(2%	)	0%		3%		0%
Total on-premise software revenues	5%		3%		(1%	)	(8%	)	(1%	)	(4%	)	(7%	)	(4%	)	(3%	)	(5%	)
Total cloud and on-premise software revenues	6%		5%		1%		(6%	)	1%		(2%	)	(4%	)	(1%	)	0%		(2%	)
Hardware products	(14%	)	0%		(2%	)	(6%	)	(5%	)	(1%	)	(20%	)	(15%	)	(11%	)	(13%	)
Hardware support	(1%	)	1%		(2%	)	(1%	)	(1%	)	(5%	)	(11%	)	(10%	)	(5%	)	(8%	)
Total hardware revenues	(8%	)	1%		(2%	)	(4%	)	(3%	)	(3%	)	(16%	)	(13%	)	(9%	)	(10%	)
Total services revenues	(7%	)	(3%	)	(3%	)	(4%	)	(4%	)	1%		(8%	)	(7%	)	(3%	)	(4%	)
Total revenues	3%		3%		0%		(5%	)	0%		(2%	)	(6%	)	(3%	)	(1%	)	(3%	)
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service and platform as a service	32%		41%		34%		35%		35%		38%		39%		61%		68%		52%
Cloud infrastructure as a service	25%		62%		32%		31%		36%		23%		11%		2%		8%		11%
Total cloud revenues	30%		47%		33%		34%		36%		34%		31%		44%		51%		40%
New software licenses	(2%	)	0%		0%		(10%	)	(4%	)	(9%	)	(12%	)	(11%	)	(10%	)	(11%	)
Software license updates and product support	6%		9%		8%		8%		8%		8%		5%		5%		4%		5%
Total on-premise software revenues	4%		6%		6%		0%		4%		4%		0%		0%		(2%	)	0%
Total cloud and on-premise software revenues	6%		8%		7%		2%		5%		6%		2%		3%		2%		3%
Hardware products	(14%	)	4%		6%		3%		0%		9%		(14%	)	(10%	)	(10%	)	(7%	)
Hardware support	(2%	)	5%		4%		7%		4%		4%		(5%	)	(5%	)	(4%	)	(3%	)
Total hardware revenues	(8%	)	4%		5%		5%		2%		6%		(10%	)	(8%	)	(7%	)	(5%	)
Total services revenues	(8%	)	1%		3%		5%		0%		10%		0%		(2%	)	(1%	)	2%
Total revenues	2%		7%		6%		3%		4%		7%		0%		1%		0%		2%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,620		$5,221		$5,134		$6,133		$21,107		$4,716		$4,960		$4,942		$5,847		$20,466
Europe, Middle East & Africa	2,589		2,911		2,813		3,067		11,380		2,456		2,645		2,661		3,120		10,881
Asia Pacific	1,387		1,466		1,380		1,506		5,739		1,276		1,388		1,409		1,627		5,700

Total revenues	$8,596		$9,598		$9,327		$10,706		$38,226		$8,448		$8,993		$9,012		$10,594		$37,047

HEADCOUNT
GEOGRAPHIC AREA
Americas	54,073		57,243		58,117		58,415				59,901		59,999		60,437		60,329
Europe, Middle East & Africa	23,349		26,997		26,989		26,988				27,030		27,541		27,275		27,061
Asia Pacific	45,496		46,312		46,456		46,962				48,139		48,620		48,694		48,872

Total company	122,918		130,552		131,562		132,365				135,070		136,160		136,406		136,262

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015 and 2014 for the fiscal 2016 and fiscal 2015 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

FISCAL 2016 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2015										Fiscal 2016
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL
AMERICAS
Total cloud and on-premise software revenues	$3,614		$4,044		$4,021		$4,926		$16,604		$3,684		$3,927		$3,964		$4,771		$16,346

Total hardware revenues	$583		$716		$686		$751		$2,737		$589		$595		$571		$650		$2,404

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	5%		6%		5%		6%		6%		2%		(3%	)	(1%	)	(3%	)	(2%	)
Total hardware revenues	(9%	)	3%		5%		1%		0%		1%		(17%	)	(17%	)	(14%	)	(12%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		8%		7%		9%		7%		6%		0%		1%		(2%	)	1%
Total hardware revenues	(8%	)	5%		7%		4%		2%		6%		(14%	)	(13%	)	(11%	)	(9%	)

EUROPE / MIDDLE EAST / AFRICA
Total cloud and on-premise software revenues	$1,992		$2,234		$2,169		$2,369		$8,764		$1,873		$2,066		$2,069		$2,462		$8,471

Total hardware revenues	$338		$380		$379		$423		$1,519		$330		$316		$349		$382		$1,377

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	10%		4%		(3%	)	(22%	)	(5%	)	(6%	)	(8%	)	(5%	)	4%		(3%	)
Total hardware revenues	(6%	)	2%		(6%	)	(4%	)	(3%	)	(2%	)	(17%	)	(8%	)	(10%	)	(9%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		9%		9%		(8%	)	3%		7%		3%		2%		5%		4%
Total hardware revenues	(7%	)	8%		8%		15%		6%		14%		(6%	)	(1%	)	(8%	)	(1%	)

ASIA PACIFIC
Total cloud and on-premise software revenues	$970		$1,051		$980		$1,105		$4,107		$901		$1,016		$1,051		$1,206		$4,173

Total hardware revenues	$244		$238		$234		$233		$949		$209		$212		$215		$251		$887

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	3%		2%		(3%	)	(10%	)	(3%	)	(7%	)	(3%	)	7%		9%		2%
Total hardware revenues	(8%	)	(7%	)	(12%	)	(16%	)	(11%	)	(14%	)	(11%	)	(8%	)	8%		(7%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	2%		7%		4%		(1%	)	3%		7%		6%		13%		11%		9%
Total hardware revenues	(8%	)	(3%	)	(6%	)	(8%	)	(6%	)	(3%	)	(3%	)	(3%	)	9%		0%

TOTAL COMPANY
Total cloud and on-premise software revenues	$6,576		$7,329		$7,170		$8,400		$29,475		$6,458		$7,009		$7,084		$8,439		$28,990

Total hardware revenues	$1,165		$1,334		$1,299		$1,407		$5,205		$1,128		$1,123		$1,135		$1,283		$4,668

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	6%		5%		1%		(6%	)	1%		(2%	)	(4%	)	(1%	)	0%		(2%	)
Total hardware revenues	(8%	)	1%		(2%	)	(4%	)	(3%	)	(3%	)	(16%	)	(13%	)	(9%	)	(10%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		8%		7%		2%		5%		6%		2%		3%		2%		3%
Total hardware revenues	(8%	)	4%		5%		5%		2%		6%		(10%	)	(8%	)	(7%	)	(5%	)

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015 and 2014 for the fiscal 2016 and fiscal 2015 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q4 FISCAL 2016 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service and platform as a service, software license updates and product support and hardware support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software as a service and platform as a service contracts, software license updates and product support contracts and hardware support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service and platform as a service revenues, software license updates and product support revenues and hardware support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software as a service and platform as a service and hardware support contracts; however, we cannot be certain that our customers will renew our cloud software as a service and platform as a service contracts, software license updates and product support contracts or our hardware support contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.